SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2020 (January 29, 2020)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 Flowers Circle, Thomasville, GA		31757
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2020, Karyl H. Lauder, senior vice president and chief accounting officer of Flowers Foods, Inc. (the “Company”), notified the Company that she will retire from this position, effective as of April 30, 2020, after 41 years of service. Ms. Lauder will continue to serve in this role until her retirement in order to ensure a smooth transition of her duties. The Company thanks Ms. Lauder for her many years of service and dedication to the Company. Ms. Lauder’s compensatory arrangement in connection with her retirement has not been determined at this time. The Company will file an amendment to this Current Report on Form 8-K disclosing such information when it has been determined.

The Company has appointed R. Steve Kinsey, the current chief financial officer (“CFO”) and chief administrative officer of the Company, to serve as CFO and chief accounting officer, effective May 1, 2020. Mr. Kinsey, 59, has served as CFO and chief administrative officer since May 2017. Previously, Mr. Kinsey served as executive vice president and CFO from 2008 until 2017, and as senior vice president and CFO from 2007 to 2008. Prior to those appointments, Mr. Kinsey served as vice president and corporate controller from 2003 until 2007, and as controller from 2002 until 2003. He served as director of tax from 1998 until 2002 at the Company and Flowers Industries. At Flowers Industries, Mr. Kinsey also served as tax manager from 1994 until 1998, and as tax associate from 1989 until 1994. He joined the Company in 1989. No new compensatory arrangements were entered into in connection with Mr. Kinsey’s appointment as chief accounting officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
Name:	R. Steve Kinsey
Title:	Chief Financial Officer and Chief Administrative Officer

Date: February 3, 2020